UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2026
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Pinterest, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38872	26-3607129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Brannan Street
San Francisco, California 94107
(Address of principal executive offices, including zip code)

(415) 762-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
 _________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	PINS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2026, the Board of Directors of Pinterest, Inc. (the “Company”) amended and restated the Pinterest, Inc. Severance and Change in Control Plan for Employees in Level 21 Positions (filed as Exhibit 10.17 to the Company’s Annual Report on Form 10-K filed on February 12, 2026), effective September 30, 2026 (the “Plan”). The Plan is applicable to certain employees of the Company in job category position Level 21. Pursuant to the Plan, subject to the participant’s execution of a separation and release agreement acceptable to the Company and continued adherence to the terms of a confidential information and invention assignment agreement, in addition to the benefits available under the Plan prior to its amendment and restatement, participants will be entitled to receive, (i) in the event of a termination of employment without “cause” that is not in connection with a “change in control” of the Company (with “cause” and “change in control” as defined in the Plan), a pro-rated portion of the participant’s target annual bonus for the year of termination and (ii) in the event of a termination of employment without cause or for “good reason” (with “good reason” as defined in the Plan) in connection with a change in control, a bonus equal to the greater of the participant’s target annual bonus for the year of termination or annual bonus for the year of termination based on actual Company performance, in each case, measured as of the date of the change in control. The Plan also (x) provides that performance-based restricted stock units will be subject to the terms and conditions of the applicable award agreements, (y) for single trigger acceleration of equity awards solely in the event awards are not assumed, substituted, continued or replaced, and (z) revises the definition of good reason to provide that a reduction of more than 10% in a participant’s target annual bonus can be grounds for a good reason termination.

The foregoing description of the Plan is a summary and is subject in all respects to the full text of the Plan, which will be filed with the Company’s next quarterly report on Form 10-Q.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINTEREST, INC.

Date: October 2, 2026	By:	/s/ Wanji Walcott
Wanji Walcott
Chief Legal and Business Affairs Officer and Corporate Secretary